SCM Trust

Shelton Tactical Credit Fund

Supplement dated March 2, 2021 to the

Prospectus dated June 26, 2020, as supplemented

The Fees and Expenses of the Fund table and the Example of Expenses table with respect to the Shelton Tactical Credit Fund (the “Fund”) on page 10 of the prospectus are replaced in their entirety by the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	DEBIX	DEBTX

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.17%	1.17%
Distribution (12b-1) fees	none	0.25%
Other Expenses(1)
Dividend and interest expense on short sales	1.53%	1.53%
All other expenses	0.34%	0.34%
Total annual operating expenses	3.04%	3.29%
Expense Reimbursement(2)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.92%	3.17%

(1)	The expense information in the table has been restated to reflect current fees.
(2)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.39% and 1.64% until June 1, 2021. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
DEBIX	$295	$928	$1,586	$3,347
DEBTX	$332	$989	$1,669	$3,484

The Financial Highlights of the Fund on pages 46-47 of the prospectus are replaced in their entirety with the following:

INSTITUTIONAL SHARES	Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019		Year Ended October 31, 2018		For the Period December 1, 2016 through October 31, 2017(b)		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of year	$10.55		$10.53		$10.97		$10.75		$10.68		$10.48		$10.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.40		0.04		0.12		0.17		0.22		0.25		0.26
Net gain/(loss) on securities (both realized and unrealized)	0.18		0.02		(0.09)		0.38		0.27		0.21		(0.45)
Total from investment operations	0.58		0.06		0.03		0.55		0.49		0.46		(0.19)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.43)		(0.04)		(0.36)		(0.29)		(0.28)		(0.26)		(0.26)
Distributions from capital gains	-		-		(0.11)		(0.04)		(0.14)		-		-
Total distributions	(0.43)		(0.04)		(0.47)		(0.33)		(0.42)		(0.26)		(0.26)

Redemption fees(c)	-		-		-		-	(d)	-	(d)	-	(d)	-	(d)

Net asset value, end of year	$10.70		$10.55		$10.53		$10.97		$10.75		$10.68		$10.48

Total return	5.89%		0.60	%(e)	0.37%		5.20%		4.63	%(e)	4.41%		(1.80)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$40,473		$69,877		$77,405		$66,195		$67,084		$57,555		$44,465
Ratio of expenses to average net assets:
Before expense reimbursements	3.45	%(f)	2.83	%(f),(g),(h)	3.12	%(h)	5.18	%(h)	4.35	%(g),(h)	4.26	%(h)	3.83	%(h)
After expense reimbursements	3.35	%(f)	2.72	%(f),(g),(h)	3.01	%(h)	4.95	%(h)	4.15	%(g),(h)	3.93	%(h)	3.47	%(h)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.83%		2.34	%(g)	1.00%		1.38%		2.03	%(g)	2.02%		2.11%
After expense reimbursements	3.93%		2.45	%(g)	1.11%		1.61%		2.23	%(g)	2.35%		2.47%
Portfolio turnover	249%		20	%(e)	116%		63%		69	%(e)	70%		64%

INVESTOR SHARES	Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019		Year Ended October 31, 2018		For the Period December 1, 2016 through October 31, 2017(b)		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of year	$10.55		$10.54		$10.96		$10.74		$10.68		$10.48		$10.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.36		0.04		0.08		0.15		0.20		0.23		0.24
Net gain/(loss) on securities (both realized and unrealized)	0.21		-		(0.06)		0.37		0.25		0.21		(0.46)
Total from investment operations	0.57		0.04		0.02		0.52		0.45		0.44		(0.22)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.41)		(0.03)		(0.33)		(0.26)		(0.25)		(0.24)		(0.23)
Distributions from capital gains	-		-		(0.11)		(0.04)		(0.14)		-		-
Total distributions	(0.41)		(0.03)		(0.44)		(0.30)		(0.39)		(0.24)		(0.23)

Redemption fees(c)	-		-		-		-	(d)	-	(d)	-	(d)	-	(d)

Net asset value, end of year	$10.71		$10.55		$10.54		$10.96		$10.74		$10.68		$10.48

Total return	5.77%		0.43	%(e)	0.22%		4.93%		4.28	%(e)	4.17%		(2.04)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$6,510		$20,478		$20,942		$12,044		$22,964		$18,206		$5,627
Ratio of expenses to average net assets:
Before expense reimbursements	3.70	%(f)	3.08	%(f),(g),(h)	3.51	%(h)	5.43	%(h)	4.60	%(g),(h)	4.51	%(h)	4.08	%(h)
After expense reimbursements	3.60	%(f)	2.97	%(f),(g),(h)	3.45	%(h)	5.20	%(h)	4.40	%(g),(h)	4.18	%(h)	3.72	%(h)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.51%		1.99	%(g)	0.70%		1.13%		1.78	%(g)	1.77%		1.86%
After expense reimbursements	3.61%		2.10	%(g)	0.76%		1.36%		1.98	%(g)	2.10%		2.22%
Portfolio turnover	249%		20	%(e)	116%		63%		69	%(e)	70%		64%

(a)	Fiscal year end changed from October 31 to December 31.
(b)	Fiscal year end changed from November 30 to October 31.
(c)	Based on average shares outstanding for the period.
(d)	Amount less than $0.01 per share.
(e)	Not annualized.
(f)	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.93% for the year ended December 31, 2020, 1.29% for the period ended December 31, 2019, 1.53% for the year ended October 31, 2019, 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.
(g)	Annualized.
(h)	As restated to reflect the inclusion of interest and fees on borrowings and short sale arrangements previously netted against interest income, which increased the ratios by 0.29% for the two months ended December 31, 2019 and 0.87% for the year ended October 31, 2019. The restatement had no effect on the net asset value, per share data, net investment income ratios and total returns.

Please retain this supplement with your Prospectus.

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